Presentation Materials for Investors November 2015

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 11 September 2015 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

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4 Toyota ’ s Global Businesses Markets vehicles in over 170 countries/regions. 70 Manufacturing facilities in 27 countries/regions. OTHER BUSINESSES AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services Housing Marine Telecommunications E - Business Intelligent Transport Services Biotechnology & Afforestation

5 TMC Consolidated Financial Results Source : TMC FY2014, FY2015 20 - F, September 30, 2015 6 - K Six Months Ended September 30, (JPY billions) 2014 2015 2015 Net Revenues 25,691.9 27,234.5 14,091.5 Operating Income 2,292.1 2,750.6 1,583.4 Net Income 1,823.1 2,173.3 1,258.1 Fiscal Year Ended March 31,

6 TMC Consolidated Balance Sheet Source : TMC FY2014, FY2015 20 - F, September 30, 2015 6 - K FY2014 FY2015 FY2016 (JPY billions) As of March 31, 2014 As of March 31, 2015 As of September 30, 2015 Current assets 15,717.7 17,936.4 18,825.1 Noncurrent finance receivables, net 8,102.3 9,202.5 9,094.4 Investment & other assets 9,976.2 11,295.2 11,043.2 Property, plant & equipment, net 7,641.3 9,295.7 9,611.9 Total Assets 41,437.5 47,729.8 48,574.6 Liabilities 26,218.5 30,082.5 30,226.5 Mezzanine equity 477.4 Shareholders' equity 15,219.0 17,647.3 17,870.7 Total Liabilities, Mezzanine Equity & Shareholders' Equity 41,437.5 47,729.8 48,574.6

Toyota Across the United States 7 Operations Overview

Toyota Motor Sales, USA

- TMS sold 2.37 million vehicles in 2014; the highest sales volume since 2007 and up 6.2% from 2013
  - Camry was the best-selling passenger car in America for the 13th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.7 million hybrids sold in the US(1) and over 8.0 million worldwide(2)
  - 13 hybrid models(3) and 1 plug-in model across the TMS line-up
  - Mirai is Toyota's first mass-produced hydrogen fuel cell vehicle
  - Toyota Research Institute announced with R&D focus on artificial intelligence and robotics
- For 2015, TMS will launch 12 new or refreshed models. Recent and upcoming vehicle launches:

- Mirai (FCV)	- Tacoma	- Prius
- Scion iM	- Avalon	- Lexus RX
- Scion iA	- RAV4	- Lexus GS

(1) As of October 2015
(2) As of August 2015
(3) Includes cars and light trucks

Source: TMS Reports

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Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2015 Forbes Toyota ranked No. 1 most valuable automotive brand	2015 IIHS Top Safety Pick+ Awards Scion iA and Lexus ES	2015 Fortune Magazine Change the World List Mirai ranked 3rd for its contribution in addressing major social problems
2015 Newsweek Toyota ranked No. 2 among automakers as one of the world's greenest companies	2015 Fortune Magazine Toyota ranked 24th in world's most admired company list	2015 Reader's Digest Most trusted brand in the import automobile category
2015 Kelley Blue Book 10 Best Green Cars Toyota Prius and Camry Hybrid	2015 NHTSA 5-Star Crash Test Rating RAV4, Scion FR-S and tC	2015 Kelley Blue Book's Best Mid-Size Pickup Truck Tacoma
2015 J.D. Power and Associates Customer Service Index Lexus ranked 2nd overall	2015 Fast Company Toyota ranked among World's 50 Most Innovative Companies	2015 Consumer Reports Greatest Likelihood of Turning Over 200K Miles Toyota Prius, Camry, Corolla, Sienna, and Highlander

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10 Toyota Motor Sales, USA (3) Toyota Tacoma Toyota Mirai (FCV)

11 Toyota Motor Sales, USA (4) Toyota Prius Scion iA

12 Toyota Motor Sales, USA (5) Lexus GS F Lexus RX350 F Sport

13 Toyota Financial Services

14 TFS Group Global Presence

15 • Over 4.4 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of September 2015 (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

16 Credit Support Agreements • Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC – TFSC will own 100% of TMCC – TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding – If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due – Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities • TFSC in turn has the benefit of a credit support agreement with TMC – Same key features as TFSC/TMCC credit support agreement – TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding • TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations * “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include as set - backed securities issued by TMCC’s securitization trusts.

17 TMCC Products and Services Consumer Finance • Retail • Lease Dealer Finance • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel

18 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

Recent TMCC Business Highlights • In excess of $10.8 billion pre - tax income over the past 5 years (1) • TFS is the top U.S. auto lender for new vehicles (2) • Strong market share continues to drive solid financing revenues and sales support • Low net charge - off ratio driven by prudent underwriting standards and proactive servicing practices • High insurance penetration and growing insurance volume 19 (1) For the five year period from FY11 through FY15; $3.003mm + $2.423mm + $2.155mm + $1.354mm + $1.926 = $10,861mm (2) Source: AutoCount as of September 2015

20 TMCC Earning Asset Composition Managed Assets (USD billions) Source: TMCC March 31, 2012 10 - K, March 31, 2013 10 - K , March 31, 2014 10 - K , March 31, 2015 10 - K & September 30, 2015 10 - Q 19.0 20.2 24.9 30.2 32.9 34.6 39.9 39.6 38.4 36.3 10.5 8.0 9.7 12.7 15.6 12.7 14.9 15.8 15.6 14.1 $76.8 $83.0 $90.0 $96.9 $98.9 Mar-12 Mar-13 Mar-14 Mar-15 Sep-15 Lease Retail Sold (ABS) Wholesale & Other

21 TMCC Financial Performance - Select Data Source: TMCC March 31, 2015 10 - K & TMCC September 30, 2015 10 - Q Six Months Ended September 30, (USD millions) 2012 2013 2014 2015 2015 Total Financing Revenues 7,429 7,244 7,397 8,310 4,608 add: Other Income 717 744 702 832 404 less: Interest Expense 4,639 4,508 5,352 5,593 3,517 and Depreciation Net Financing Revenues 3,507 3,480 2,747 3,549 1,495 and Other Revenues Net Income 1,486 1,331 857 1,197 400 Fiscal Year Ended March 31,

22 TMCC Financial Performance - Select Data (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less all owa nce for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses ) (3) Percentage of average gross earning assets annualized Note: All percentage figures calculated were based on a 120 - day charge - off policy Source: TMCC March 31, 2015 10 - K & September 30, 2015 10 - Q Six Months Ended September 30, (USD millions) 2012 2013 2014 2015 2015 Over 60 Days Delinquent (1) 0.18% 0.19% 0.18% 0.21% 0.31% Allowance for Credit Losses (1) (2) 0.80% 0.63% 0.50% 0.50% 0.48% Net Credit Losses (3) 0.21% 0.27% 0.28% 0.29% 0.31% Fiscal Year Ended March 31,

23 TMCC Funding Programs

24 • A - 1+/P - 1 rated direct commercial paper program • $20.5 billion committed credit facilities (1) • $8.3 billion short - term liquidity investment portfolio (2) • Over $60 billion in readily salable consumer retail loan & lease receivables • Access to various domestic and international markets • Billions of additional capacity in global benchmark markets • Extensive inter - company lending infrastructure • Credit support agreements: TMCC  TFSC  TMC Exceptional Liquidity (1) As of September 30, 2015 (2) Average balance for quarter ended September 30, 2015 Source : TMCC September 30, 2015 10 - Q

25 • TMCC is committed to: – Maintaining funding diversity and exceptional liquidity – Issuing into strong demand with attractive deals – Identifying & developing new markets and investor relationships – Responding quickly to opportunities with best - in - class execution – Managing our business and stakeholder relationships with a long - term view TMCC Funding Program Objectives

New Funding Vehicles 26 • Auto industry’s first ever Green Bond ABS • Diversity and Inclusion (D&I) bond syndicates led by diversity firms • Competitive, innovative and socially responsible

27 • $11.29 billion in unsecured debt • $5.56 billion in secured debt (net of amount retained ) – $1.86 billion comprised of public term secured funding (net of amount retained) TMCC FYTD16 Funding Overview Source : Company Reports $16.85 billion of long term debt funded FYTD As of October 31, 2015 MTN 36% Global MTN 13% EMTN 12% Public/Private ABS 33% Other 6%

28 TMCC Long Term Debt Outstanding (USD millions) Diversification in Debt Offerings As of October 31, 2015 Source: Company Reports By Deal Type By Currency Global MTN $23,100 MTN $10,349 Public/Private ABS $12,680 Other $7,889 EMTN/Eurobonds $14,842 USD 52,912 EUR 10,370 AUD 2,269 JPY 1,408 GBP 879 Other 1,021

29 Funding Flexibility And Responsiveness Source: Company Reports Diversification Across USD Curve (1) (1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding As of October 31, 2015 15% 37% 39% 45% 27% 63% 4% 3% 2% 7% 7% 7% 12% 11% 9% 17% 19% 12% 14% 28% 24% 36% 20% 27% 26% 21% 13% 7% 24% 16% 6% 0% 20% 40% 60% 80% 100% FY 11 FY 12 FY 13 FY14 FY'15 FYTD'16 1yr 18mth 2yr 3yr 5yr 7yr 10yr

30 Key Investment Highlights • Financial strength supported by strong credit ratings • Transparent business model with exceptional liquidity • Rational funding programs with long - term perspective – Diversification in bond offerings – Focus on proactively meeting needs of market – Strong emphasis placed on flexibility and responsiveness • Industry - leading in: – Liquidity management framework – Balance sheet strength – Business model resiliency

31 TMCC Retail Loan Collateral & ABS Transactions

32 • Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses – Identification & minimization of least desirable segments – Ongoing focus on Toyota and Lexus business • Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth – Emphasis on early intervention – Reinforcement of strong compliance management system Credit Decisioning & Collections 32 0.0% 1.0% 2.0% 3.0% FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 Delinquency Credit loss (2) (1) Delinquency is 30+ day delinquencies as a percentage of retail receivables outstanding (2) Credit loss is annual net credit loss as a percentage of retail receivables outstanding (1)

Credit: Results* • Retail loan credit performance has shown significant improvement – Portfolio - level performance trends show general improvement – Recent vintages outperforming older cohorts Cumulative Net losses: Annual Origination Vintages 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Month 2007 2008 2009 2010 2011 2012 2013 2014 * Abbreviated for presentation purposes Source: Company Reports 33 33

34 TMCC Retail Loan Delinquency Experience (1) (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Managed Portfolio Performance Source: Company Reports 2015 2014 2015 2014 2013 2012 2011 Outstanding Contracts (2) 3,212,022 3,238,144 3,209,872 3,220,641 3,156,247 3,119,781 3,189,591 Number of Accounts Past Due in the following categories 30 - 59 days 39,811 39,005 31,130 32,920 35,672 35,162 43,070 60 - 89 days 9,518 8,820 6,569 6,660 7,182 6,786 8,588 Over 89 days 7,667 6,456 5,616 5,799 6,362 5,870 9,153 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.24% 1.20% 0.97% 1.02% 1.13% 1.13% 1.35% 60 - 89 days 0.30% 0.27% 0.20% 0.21% 0.23% 0.22% 0.27% Over 89 days 0.24% 0.20% 0.17% 0.18% 0.20% 0.19% 0.29% At March 31, At September 30,

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Six Months Ended September 30,		For the Fiscal Years Ended				
	2015	2014	2015	2014	2013	2012	2011
Principal Balance Outstanding (2)	$50,829,150	$50,085,382	$49,645,354	$48,761,164	$46,932,720	$44,648,020	$45,053,303
Average Principal Balance Outstanding (3)	$50,237,252	$49,423,273	$49,203,259	$47,846,942	$45,790,370	$44,850,661	$44,144,021
Number of Contracts Outstanding	3,212,022	3,238,144	3,209,872	3,220,641	3,156,247	3,119,781	3,189,591
Average Number of Contracts Outstanding (3)	3,210,947	3,229,393	3,215,257	3,188,444	3,138,014	3,154,686	3,141,743
Number of Repossessions (4)	15,996	16,513	34,780	34,923	34,353	42,937	64,710
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.00% (7)	1.02% (7)	1.08%	1.10%	1.09%	1.36%	2.06%
Gross Charge-Offs (5)	$138,537	$125,568	$267,835	$257,586	$244,432	$240,736	$447,159
Recoveries (6)	$26,528	$30,884	$59,931	$62,714	$69,088	$78,593	$98,105
Net Losses	$112,009	$94,684	$207,904	$194,872	$175,344	$162,143	$349,054
Net Losses as a Percentage of Average Principal Balance Outstanding	0.45% (7)	0.38% (7)	0.42%	0.41%	0.38%	0.36%	0.79%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankruptcy-related repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.

Source: Company Reports

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Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2011	2012	2013	2014	2015 (1)
Number of Pool Assets	911,545	973,979	1,008,958	951,133	458,239
Original Pool Balance	$21,608,462,287	$24,029,119,369	$25,332,328,542	$24,516,581,298	$11,962,202,635
Average Initial Loan Balance	$23,705	$24,671	$25,107	$25,776	$26,105
Weighted Average Interest Rate	3.76%	3.15%	2.94%	3.07%	3.41%
Weighted Average Original Term	63 Months	63 Months	63 Months	64 Months	64 Months
Weighted Average FICO	735	731	727	726	719
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.0%	CA - 21.9%
State 2	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 14.0%	TX - 15.2%
State 3	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.7%	NY - 4.8%
State 4	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.0%	NJ - 3.7%
State 5	IL - 4.1%	VA - 4.2%	IL - 3.9%	IL - 4.2%	IL - 3.7%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	30.3%	44.1%	51.2%	50.8%	45.7%
2.0% - 3.99%	35.9%	27.8%	20.2%	19.4%	19.9%
4.0% - 5.99%	17.5%	15.1%	14.0%	13.5%	14.3%
6.0% - 7.99%	8.5%	6.6%	6.7%	7.7%	8.9%
8.0% - 9.99%	3.2%	2.7%	3.2%	3.6%	4.9%
10.0% - 11.99%	1.6%	1.4%	1.5%	1.7%	2.7%
12.0% - 13.99%	0.7%	0.5%	0.6%	0.7%	1.4%
14.0% - 15.99%	0.6%	0.5%	0.6%	0.6%	1.0%
16.0% and greater	1.7%	1.4%	2.0%	1.9%	1.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.4%	3.3%	3.3%	3.8%	4.1%
Percentage of 72+ Month Term	10.5%	10.0%	10.6%	11.1%	13.4%
Percentage of Used Vehicles	31.5%	24.4%	24.5%	23.7%	24.9%

(1) As of June 30, 2015
(2) Percentages may not add to 100.0% due to rounding

Source: Company Reports

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Origination Characteristics Weighted Average FICO 48 54 60 66 72 CY2011 2012 2013 2014 2015* Weighted Average Original Term Weighted Average Original Term APR Distribution New vs. Used 0% 20% 40% 60% 80% 100% CY2011 2012 2013 2014 2015 New Used 37 37 *As of June 30, 2015 Source : Company Reports 620 640 660 680 700 720 740 CY2011 2012 2013 2014 2015* Weighted Average FICO 0% 20% 40% 60% 80% 100% CY2011 2012 2013 2014 2015* <2.0% 2.0%-3.99% >= 4.0%

ABS Deal Comparison Toyota Auto Owner Trust (TAOT ) (*) * Abbreviated for presentation purposes (1) Percentages may not add to 100.00% due to rounding 38 Source: Company Reports

TAOT Deal Performance



Cumulative Net Losses
Payment as of October 15, 2015
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49

Source: Company Reports

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40 Sales & Trading Update

Commercial Paper Programs Highlights • A - 1+/P - 1 Direct Commercial Paper Programs – 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI) – $15.0 billion multi - party committed credit facilities – $5.5 billion bilateral committed credit facilities – $27.7 billion USCP combined average outstanding for TMCC and TCPR – Over 600 diverse institutional investors • State and local municipalities • Large corporations • Pension and retirement funds • Financial institutions • Money managers and mutual fund companies – Rates are posted daily on Bloomberg DOCP screen Source : TMCC September 30, 2015 10 - Q 41